UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56159	37- 1853394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Offering

On May 19, 2021, May 28, 2021 and June 4, 2021, Leader Capital Holdings Corp., a Nevada corporation (the “Company”), entered into separate securities purchase agreements (collectively, the “SPAs”) with two existing shareholders of the Company and one other accredited investor (collectively, the “Purchasers”), to sell shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for a purchase price per share of $0.10 (the “Offering”). At the closing of the Offering, the Company will sell an aggregate of 2,400,000 shares of Common Stock (the “Shares”) to the Purchasers, resulting in $240,000 in aggregate proceeds for the Company.

The SPAs contain representations and warranties, covenants and conditions, customary for transactions of this type.

The foregoing descriptions of the SPAs do not purport to be complete descriptions of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of the form of SPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the disclosure set forth in Item 1.01 above is incorporated herein by reference. The issuance of the Shares in the Offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration (a) under Section 4(a)(2) of the Securities Act, (b) under Rule 504 or Rule 506 of Regulation D under the Securities Act and/or (c) provided by Regulation S of the Securities Act inasmuch as certain Purchasers are persons other than “U.S. persons” (as defined in Rule 902 under the Securities Act) and the requirements of Rule 903 under the Securities Act are otherwise met.

Upon issuance of the Shares at the closing of the Offering, the Company will have 154,999,219 shares of Common Stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: June 10, 2021	By:	/s/ LIN YI-HSIU
Lin Yi-Hsiu Chief Executive Officer